CONDENSED STATEMENT OF CASH FLOWS	6 Months Ended
Dec. 31, 2020 USD ($)
Cash Flows from Operating Activities:
Net loss	$ (32,821)
Adjustments to reconcile net income to net cash used in operating activities:
General and administrative expenses paid by Sponsor in exchange for issuance of Class B ordinary shares	25,000
Changes in operating assets and liabilities:
Accrued expenses	6,213
Net cash used in operating activities	(1,608)
Cash Flows from Financing Activities:
Proceeds received from note payable to related party	408,341
Offering cost paid	(245,462)
Net cash provided by financing activities	162,879
Net change in cash	161,271
Cash - beginning of the period	0
Cash - end of the period	161,271
Supplemental disclosure of noncash investing and financing activities:
Offering costs included in accounts payable	13,785
Offering costs included in accrued expenses	62,133
Offering costs paid by Sponsor under promissory note	$ 91,659